                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ VANCE D. COFFMAN        February 26, 1998
--------------------
Vance D. Coffman
Chief Executive Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ MARCUS C. BENNETT        February 26, 1998
---------------------
Marcus C. Bennett
Executive Vice President, Chief Financial Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/TODD J. KALLMAN        February 26, 1998
------------------
Todd J. Kallman
Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ NORMAN R. AUGUSTINE        February 26, 1998
-----------------------
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ LYNNE V. CHENEY          February 26, 1998
-------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ HOUSTON I. FLOURNOY        February 26, 1998
-----------------------
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES F. GIBBONS        February 26, 1998
--------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EDWARD E. HOOD, JR.        February 26, 1998
-----------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CALEB B. HURTT          February 26, 1998
------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/GWENDOLYN S. KING        February 26, 1998
--------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/VINCENT N. MARAFINO        February 26, 1998
----------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/EUGENE F. MURPHY          February 26, 1998
-------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ALLEN E. MURRAY          February 26, 1998
------------------
Allen E. Murray
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/FRANK SAVAGE        February 26, 1998
---------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/DANIEL M. TELLEP          February 26, 1998
-------------------
Daniel M. Tellep
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/PETER B. TEETS          February 26, 1998
-----------------
Peter B. Teets
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/CARLISLE A. H. TROST        February 26, 1998
-----------------------
Carlisle A. H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/JAMES R. UKROPINA        February 26, 1998
--------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION



  The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1997 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1997, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/DOUGLAS C. YEARLEY        February 26, 1998
---------------------
Douglas C. Yearley
Director